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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 5, 2004
                 Date of Earliest Event Reported: August 3, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       001-15395            52-2187059
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)


                               11 West 42nd Street
                               New York, NY 10036
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 827-8000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibit Description

The following transcript of Martha Stewart Living Omnimedia, Inc.'s August 3, 2004 earnings conference call is included as an exhibit to this report furnished pursuant to Items 7 and 12:

Exhibit 99.1 Martha Stewart Living Omnimedia, Inc. Transcript of August 3, 2004 Earnings Conference Call.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 3, 2004, the Registrant held an earnings conference call relating to its financial results for the second quarter of 2004. The full transcript of the call is attached hereto as Exhibit 99.1 to this report.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004

                      MARTHA STEWART LIVING OMNIMEDIA, INC.


                         By:        /s/ James Follo
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                              James Follo
                              Executive Vice President, Chief Financial and Administrative Officer
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                                Index of Exhibits

Exhibit No.                    Description
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99.1              Martha Stewart Living Omnimedia, Inc. - Transcript of August
                  3, 2004 Earnings Conference Call.